SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report — January 29, 2003

Sun Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-14745	23-2233584
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

155 North 15th Street Lewisburg, Pennsylvania	17870
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number (Including Area Code)  (570) 374-1131

2-16 South Market Street, Selinsgrove, Pennsylvania

(Former name or former address, if changed since last report)

Item 1.             Changes in Control of Registrant

Not Applicable

Item 2.             Acquisition or Disposition of Assets.

Not Applicable

Item 3.             Bankruptcy or Receivership.

Not Applicable

Item 4.             Changes in Registrant’s Certifying Accountant

Not Applicable.

Item 5.             Other Events.

Registrant files this Current Report on Form 8-K to submit a copy of Registrant’s Press Release, dated January 28, 2003, regarding the declaration of the first quarter dividend and change in directors.

Item 6.             Resignations of Registrant’s Directors.

Not Applicable.

Item 7.             Financial Statements and Exhibits.

Exhibits:

99           Press Release of Registrant, Sun Bancorp, Inc., dated January 28, 2003, regarding the declaration of the first quarter dividend and change in directors.

Item 8.             Change in Fiscal Year.

Not Applicable.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
(Registrant)

Dated: January 29, 2003	/s/ Robert J. McCormack
Robert J. McCormack
President & Chief Executive Officer
(Principal Executive Officer)

Dated: January 29, 2003	/s/ Wilmer D. Leinbach
Wilmer D. Leinbach
Exec. VP & Chief Financial Officer
(Principal Financial Officer)